UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2018

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation for Interim Co-Chief Executive Officers

In connection with the appointment of Jim Nielsen and Brad Lukow as interim co-chief executive officers of Sprouts Farmers Market, Inc. (the “Company”), on December 20, 2018 the compensation committee of the board of directors of the Company approved additional compensation of $25,000 per month for each of Messrs. Nielsen and Lukow until a permanent chief executive officer has been named. The Company will also grant each of Messrs. Nielsen and Lukow options under the Company’s 2013 Incentive Plan to purchase 20,000 shares of the Company’s common stock, which shall vest in three equal annual installments over a three-year vesting period.

Amended and Restated Executive Severance and Change in Control Plan

On December 20, 2018, the compensation committee of the Company’s board of directors approved amendments (the “Amendments”) to the Company’s Executive Severance and Change in Control Plan (the “Plan”), which provides for certain benefits and payments to certain of our senior executive officers if their employment is terminated under certain circumstances, including an “Involuntary Termination” as defined therein. The Amendments change the Plan’s definition of Involuntary Termination to include the termination of a participant by the Company without “Cause” (as such term is defined in the Plan).

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the Plan as amended and restated to reflect the Amendments, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amended and Restated Executive Severance and Change in Control Plan, effective December 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: December 26, 2018	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary